Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Crane Co. (the “Registrant”) on Form 10-Q for the quarter ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy J. MacCarrick, Vice President, Chief Financial Officer of the Registrant, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to the best of my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This Certification accompanies this Quarterly Report on Form 10-Q and shall not be treated as having been filed as part of this Quarterly Report on Form 10-Q.

By	/s/ Timothy J. MacCarrick
Timothy J. MacCarrick
Vice President, Chief Financial Officer
August 5, 2009